UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2005

Edentify, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-26909	91-1280046
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

74 West Broad St., Suite 350, Bethlehem, Pennsylvania		18018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610.814.6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2005, we entered into a Distribution Agreement with our wholly-owned subsidiary, Infocenter, Inc. in respect of the distribution of the shares of common stock of Infocenter to the holders of record of our common stock as of March 28, 2005. On January 30, 2006, the parties, by written agreement, amended paragraph 1.5(a)(i) of the Distribution Agreement to change the date on which the requirement of filing a registration statement for the distribution of such shares from "January 31, 2006" to "August 31, 2006."

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the entry into the Share Exchange transaction with Budgethotels, we assumed the obligation to issue an aggregate of $300,000 in principal amount of 8% senior convertible debentures due on December 31, 2006, and warrants to receive an aggregate of 2,000,000 shares of common stock of the Company in a private placement for aggregate proceeds of $300,000 in connection with the December 31, 2004 offering by Edentify. The debenture is one of a series of 8% senior secured convertible debentures. Interest is due quarterly at 8% of the outstanding principal. Each debenture is convertible into shares of common stock at the option of the holder equal to the principal amount converted divided by $0.15. The warrants are to acquire an aggregate of 2,000,000 shares of common stock at a price of $0.15 per share at any time commencing on December 31, 2004 through December 31, 2009. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The purchasers/issuees are each an institutional investor and were given access to information and the opportunity to ask questions of the Company in relation thereto.

We further assumed, as a result of the Share Exchange with Budgethotels, the obligation to issue an aggregate of $600,000 in principal amount of 6% senior convertible debentures due on April 21, 2007, and warrants to receive an aggregate of 1,875,000 shares of common stock of the Company in a private placement for aggregate proceeds of $600,000 in connection with the April 21, 2005 offering by Edentify. The debenture is one of a series of 8% senior secured convertible debentures. Interest is due quarterly at 8% of the outstanding principal. The debenture is convertible into shares of common stock at the option of the holder equal to the principal amount converted divided by $0.32. The warrants are to acquire an aggregate of 1,875,000 shares of common stock at a price of $0.32 per share at any time commencing on April 21, 2005 through April 21, 2010. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The purchasers/issuees are each an institutional investor and were given access to information and the opportunity to ask questions of the Company in relation thereto.

Also, as a result of the Share Exchange transaction with Budget, we assumed the obligation to issue an aggregate of $260,000 in principal amount of a 10% note payable to an individual due on March 31, 2006. This not was issued on April 28, 2005. The lender has the right to convert the unpaid principal amount into shares of our common stock at a price per share of $1.00 on a post-1-for-10 Reverse Split basis. The lender cannot convert less than $25,000 at one time unless there remains less than $25,000 due. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The purchaser/issuee is a sophisticated investor and was given access to information and the opportunity to ask questions of the Company in relation thereto.

On August 29, 2005, we issued an aggregate of $1,000,000 in principal amount of 6% senior convertible debentures due on August 29, 2007, and warrants to receive an aggregate of 2,000,000 shares of common stock of the Company in a private placement for aggregate proceeds of $1,000,000. The debenture is one of a series of 6% senior secured convertible debentures. Interest is due quarterly at 6% of the outstanding principal. The debenture is convertible into shares of common stock at the option of the holder equal to the principal amount converted divided by $0.50. The warrants are to acquire an aggregate of 2,000,000 shares of common stock at a price of $0.50 per share at any time commencing on August 29, 2005 through August 29, 2010. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The purchasers/issuees are each an institutional investor and were given access to information and the opportunity to ask questions of the Company in relation thereto.

On September 19, 2005, pursuant to the consulting agreement with Redwood Consultants, LLC we issued 350,000 shares of our common stock and are obligated to issue an additional 350,000 not later than six (6) months from the date of the executed agreement. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The purchaser/issuee is a business and a sophisticated investor and was given access to information and the opportunity to ask questions of the Company in relation thereto.

In connection with the formation of our Advisory Board, we issued 20,000 shares of our common stock to each of the five persons appointed thereto. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. Each of the persons on the Advisory Board is an accredited investor and was given access to information and the opportunity to ask questions of the Company in relation thereto.

On January 1, 2006, we issued 12,000 shares of our common stock to our general counsel in connection with his employment. These securities were issued pursuant to the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended. The issuee is an attorney and an officer of the Company and was given access to information and the opportunity to ask questions of the Company in relation thereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 1, 2006, we entered into an employment agreement to engage Kenneth Vennera as general counsel for the Company with the title of Chief Legal Officer. The term of the agreement is for a period of three years and is terminable for cause. In connection with his employment, Mr. Vennera was issued stock and granted options, vesting over a period of two years and is eligible for such benefits as are provided to other executives of the Company.

Mr. Vennera was also appointed by the Board of Directors as Secretary of the Company by the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edentify, Inc.

January 31, 2006	By:	Terrence DeFranco

Name: Terrence DeFranco
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Distribution Agreement